UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2006

UNIVERSAL CITY FLORIDA HOLDING CO. I

UCFH I FINANCE, INC.

UNIVERSAL CITY FLORIDA HOLDING CO. II

UCFH II FINANCE, INC.

(Exact name of Registrant as specified in its charter)

Florida Florida Florida Florida	333-122778	59-3354262 20-1937766 59-3354261 20-1937798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

A. Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD. This should be read in conjunction with our April 2, 2006 Report on Form 10-Q filed on May 12, 2006.

B. Supplemental Information

On May 12, 2006, the Registrant held a telephonic conference call. During the call, the following information was discussed by Michael J. Short, Treasurer and Chief Financial Officer, Universal City Florida Holding Co. I and Universal City Florida Holding Co. II (collectively “Holdings”), and Principal Financial Officer, Universal City Development Partners, Ltd. (“UCDP”).

ATTENDANCE

Welcome to our first quarter earnings conference call. Let me start with attendance. While our financials reflect January through March, the more relevant comparison versus prior year is April year-to-date due to the shift in the peak Easter vacation period.

On an April year-to-date basis, we were down 4 percent to prior year, with an 8 percent growth from our Florida market, our international market being flat, offset by a 10 percent decline in our outer United States market. As you know, this is a marked improvement compared to our last few quarters. During the second half of 2005, total attendance was down 17 percent versus 2004 with particular softness in our outer United States market. We had indicated to you that we expected our year-to-year trends to improve as we wrapped on the anniversary of Disney’s discounting initiatives and 50th celebration. We are pleased that we are beginning to see that recovery take root.

Focusing on the first fiscal quarter, our attendance was down 15 percent versus prior year – largely driven by our outer United States market (down 21 percent) and international market (down 17 percent).

FINANCIAL RESULTS

Continuing with our first quarter results, ticket revenue per capita was down slightly to last year offset by strength in food and merchandise. Other revenue streams offset some of the volume shortfall bringing total revenue to be down 13 percent to prior year. April year-to-date revenue is about flat with last year revenue of $291.0 million. This included similar trends in pass, food, and merchandise per capitas to those reported for our first quarter.

First quarter earnings before interest, taxes, depreciation, and amortization (“EBIDTA”) was $30.0 million, which was down $16.4 million versus the first quarter of 2005. April year-to-date provides a more relevant comparison, with EBITDA up 2 percent versus last year’s performance of $68.4 million. This includes additional expense to resolve outstanding legal claims.

CAPITAL AND LIQUIDITY

In the first quarter of 2006, while UCDP produced $64.3 million in operating cash flow, Holdings generated $57.5 million. At both entities, operating cash flow was more than $40.0 million favorable to last year. This included several items, the timing of our interest payment; $18.0 million in lower bonuses; working capital largely related to the timing of Easter; offset by the lower EBITDA that I referred to earlier.

Cash used in investing activities consisted of almost $8.0 million in capital expenditures. We currently have a few ride concepts in the design phase. We still plan on spending around $65.0 million in 2006 pending the outcome of these rides. At the end of first quarter, we were in compliance with all of our required ratios except the leverage test for payment of our special fees. As a matter of fact, the only reason for the shortfall is that the last-twelve-months ending March 2006 did not include an Easter. In 2005, Easter was in mid March. In 2006, it was in mid April. So April 2005 to March 2006 had no Easter. We deferred the payment but are back in compliance in April on a last-twelve-month basis – our ratio was under 3.8 versus a required ratio of 4.0.

At the end the first quarter and April we had strong liquidity. At March, UCDP had cash of almost $95.0 million, while Holdings had cash of more than $104.0 million. At the end of April, we had cash of about $85.0 million at UCDP and $95.0 million at Holdings. At the end of both periods, we had $100.0 million in availability under our revolver. At the end of March, each of our baskets were about $50.0 million.

OUTLOOK

We continue with our aggressive plans for 2006. We have launched our new campaign, which defines Universal Orlando as “A Better Vacation for Today’s Families”. This has been supported by our “Kids Free” offer, a new website, a television and advertising campaign, and more aggressive retail value offers. We are also a couple months away from opening a new attraction in Seuss Landing at Universal’s Islands of Adventure and a great nighttime show at Universal Studios Florida.

C. Forward-Looking Information

Certain statements appearing in this Current Report on Form 8-K are “forward-looking statements.” Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future conditional verbs, such as “will,” “should,” “could,” or “may” and variations of such words or similar expressions, are intended to identify forward-looking statements. Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to, risks and uncertainties relating to a general economic downturn; the dependence of our business on air travel; the risks inherent in deriving substantially all of our revenues from one location; our dependence on Universal Studios, Inc. and its affiliates; the loss of key distribution channels for pass sales; competition within the Orlando theme park market; publicity associated with accidents occurring at theme parks; the loss of material intellectual property rights used in our business; and the seasonality of our business. There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY FLORIDA HOLDING CO. I

Date: May 12, 2006	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UCFH I FINANCE, INC.

Date: May 12, 2006	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UNIVERSAL CITY FLORIDA HOLDING CO. II

Date: May 12, 2006	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer

UCFH II FINANCE, INC.

Date: May 12, 2006	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Treasurer and Chief Financial Officer